                                                                   EXHIBIT 10.28

                           NON-COMPETITION AGREEMENT

          This Non-Competition Agreement (this "Agreement") is entered into as of this 3rd day of December, 1998 by and among SPEEDSERVE.COM INC., a Delaware corporation (the "Company"); BUY CORP., a Delaware corporation ("BUY.COM"); Ingram Entertainment Inc. ("Ingram Entertainment"); and David B. Ingram ("David Ingram") (Ingram Entertainment and David Ingram are referred to collectively as the "Sellers").

          WHEREAS, the Company is a wholly owned subsidiary of BUY.COM;

          WHEREAS, BUY.COM intends to merge SpeedServe Inc. ("SpeedServe") into the Company (the "Merger");

          WHEREAS, Ingram Entertainment is a principal shareholder of SpeedServe and David Ingram is a principal shareholder of Ingram Entertainment;

          WHEREAS, one or both of the Sellers is engaged, or may during the Term (defined below) be engaged, in those businesses listed on Exhibit A hereto (the
                                                          ---------
"Exempt Businesses") and has investments in, or may have investments in, those companies listed on Exhibit B hereto (the "Exempt Investments");
                    ---------

          WHEREAS, neither SpeedServe nor BUY.COM is presently engaged in the sale of music products over the world-wide web/Internet; and

          WHEREAS, it is a condition to the Merger that each of the Sellers enter into a non-competition agreement with the Company;

          NOW, THEREFORE, the parties agree as follows:

     1. The term (the "Term") of this Agreement shall be for a period commencing on the date hereof and ending on the second anniversary of the date hereof.

     2. During the Term, neither Seller will, without the Company's prior written consent, directly or indirectly, own a controlling interest (defined below) in any company or business engaged in the ownership or hosting of any world-wide web/Internet site targeted at the direct sale to the individual consumer of books; videos; music; games; or computer hardware or software (the "Internet Retail Business"). Notwithstanding the foregoing, (a) the ownership by any Seller of any of the Exempt Investments shall not violate the prohibitions of this paragraph; and (b) neither (i) the conduct by any Seller of any of the Exempt Businesses nor (ii) the conduct by any entity in which any Seller has one of the Exempt Investments of any business (including one directly or indirectly in competition with the Company or offering any of the products or services being developed, marketed, distributed, planned, sold or otherwise provided by the Company or any successor to the Company at any time) shall violate the prohibitions of this paragraph. For purposes of this Agreement, a "controlling interest" in a company or business shall mean direct or indirect ownership or control of more than 50% of the shares or other equity securities entitled to vote for the election of directors or, if there are no such directors, to direct the business affairs and operations of, such company or business.

          3. During the Term hereof, neither Seller will, directly or indirectly, knowingly employ, or knowingly permit any other company or business organization which is directly or indirectly controlled by any Seller to employ, any person while that person is employed by the Company, or in any manner seek to induce any such person to leave his or her employment with the Company; provided, however, that former employees of SpeedServe separated from SpeedServe
--------  -------
prior to the date hereof in connection with the Merger shall be exempt from this restriction; provided, further, that hiring any employee of the Company as a
             --------  -------
result of a general advertising solicitation to which such individual responds without specific inducement shall not constitute a violation hereunder. The parties acknowledge that the Company will sublease premises from Ingram Entertainment in connection with the Merger and that general job postings by Ingram Entertainment on its premises shall be deemed a general advertising solicitation for these purposes.

          4. During the Term hereof, the Company will not, directly or indirectly, knowingly employ, or knowingly permit any other company or business organization which is directly or indirectly controlled by it to employ, any person while that person is employed by either Seller, or in any manner seek to induce any such person to leave his or her employment with either of the Sellers; provided, however, that employees of any Seller separated from such
         --------  -------
Seller prior to the date hereof in connection with the Merger shall be exempt from this restriction; provided, further, that hiring any employee of either
                       --------  -------
Seller as a result of a general advertising solicitation to which such individual responds without specific inducement shall not constitute a violation hereunder.

          5. Each Seller, the Company, and BUY.COM agree that any material breach of this Agreement by the other will cause irreparable damage to the non-breaching party and that in the event of such breach the non-breaching party shall have, in addition to any and all remedies of law, the right to an injunction, specific performance or other equitable relief to prevent the violation of the breaching party's obligations hereunder.

          6. Any amendment to or modification of this Agreement, and any waiver of any provision hereof, shall be in writing. Any waiver of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach hereof.

          7. Each party hereby agrees that each provision herein shall be treated as a separate and independent clause, and the unenforceability of any one clause shall in no way impair the enforceability of any of the other clauses herein. Moreover, if one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to scope, activity or subject so as to be unenforceable at law, such provision or provisions shall be construed by the appropriate judicial body by limiting and reducing it or them, so as to be enforceable to the maximum extent compatible with the applicable law as it shall then appear.

          8. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

          9. The term "Company" shall include Speedserve.Com Inc.. and any of its subsidiaries, subdivisions or affiliates, including BUY.COM. The Company shall have the right to assign this Agreement to its successors and assigns, and all covenants and agreements hereunder shall inure to the benefit of and be enforceable by said successors or assigns; provided that such assignment does not expand the scope or coverage of this Agreement.

          10. This Agreement and its contents, including Exhibits A and B, are
                                                          ----------------
confidential and shall remain confidential following its execution. No party hereto shall knowingly make any disclosure of the existence or the terms of this Agreement or provide an original or copy of all or any portion thereof to anyone, except in compliance with a lawful order or process of a court or arbitrator of competent jurisdiction or governmental agency, or as may otherwise be required by law or regulation, or with the written consent of all other parties hereto.

                            [CONTINUED ON NEXT PAGE]

          IN WITNESS WHEREOF, the parties hereto have executed this Non-Competition Agreement as of the date first written above.

                                    Very truly yours,

                                    SPEEDSERVE.COM INC.


                                    By:_________________________________________
                                       Name:
                                       Title:


                                    BUY CORP.


                                    By:_________________________________________
                                       Name:
                                       Title:


                                    INGRAM ENTERTAINMENT INC.


                                    By:  _______________________________________
                                         David B. Ingram
                                         President


                                    DAVID B. INGRAM


                                    ____________________________________________
                                         David B. Ingram

                                   EXHIBIT A
                                      to
                           Non-Competition Agreement

                               EXEMPT BUSINESSES
                               -----------------


Either Seller can engage in one or more of the following activities or provide one or more of the following services (the "Exempt Businesses"):

     1. Wholesale distribution of consumer products, including videos, DVD's, audio books, games, multimedia, electronics and related products, to customers, including, but not limited to, traditional retailers and world-wide web/Internet customers, and the providing of related services. For purposes of the preceding sentence, wholesale distribution specifically excludes sales directly to the consumer, but includes electronic ordering by non-consumer customers on a business-to-business basis. This business also includes the solicitation of advertising dollars from studios and other suppliers.

     2. Wholesale distribution or retail sale to the consumer of computer products in connection with the computer liquidation business, including the providing of related services, whether directly or through a company in which one or both of the Sellers or an affiliate holds an investment, and including distribution or sale through the world-wide web/Internet and the ownership or hosting of one or more world-wide web/Internet sites related to this business.

     3.   Product fulfillment, "fee-based" distribution, cashiering (i.e.
                                                                     ----
processing payments in connection with commercial transactions), electronic ordering, or other value-added services for world-wide web/Internet sites owned or hosted by others, including sites in competition with those of the Company and its affiliates. These services may include world-wide web/Internet-based ordering from in-store PC/kiosks located on the premises of retailers which sell directly to the consumer, which sites are or may be hosted by either of the Sellers. (The parties acknowledge that wholesale competitors of Ingram Entertainment presently offer product fulfillment, "fee-based" distribution, cashiering, electronic ordering, and other value-added services as contemplated by the first sentence of this item 3).

     4. In connection with the acquisition of a controlling interest in an entertainment product distributor business that does not primarily engage in the retail sale of entertainment products through the world-wide web/Internet, but which hosts one or more world-wide web/Internet sites of others targeted at the direct sale to the individual consumer of entertainment products (collectively the "Internet Entertainment Business"), the Seller acquiring such ownership shall be entitled to take one of the following courses of action:

          (a) Continue to operate that Internet Entertainment Business during the term of this Agreement without dedicating materially greater resources (including expanding advertising and capital expenditure budgets) to that Internet Entertainment Business than was dedicated by the predecessor company immediately prior to the acquisition;

          (b) Divest itself of the Internet Entertainment Business; or

          (c) Commence the winding down of the Internet Entertainment Business and proceed with such winding down in an orderly manner (which winding down may extend beyond the term of this Agreement.)

Nothing herein shall limit either Seller's right during the term of the Agreement to maintain or expand hosting relationships with customers engaged in retail sales, or the scope of services provided to such customers of the acquired business immediately prior to the acquisition.

                                   EXHIBIT B
                                      to
                           Non-Competition Agreement

                              EXEMPT INVESTMENTS
                              ------------------

Investments or ownership by either Seller in the following entities (including their successors by way of merger, consolidation, acquisition of assets or stock, or otherwise), or of the following types, shall constitute Exempt
Investments:

     1.   Ingram Micro Inc.

     2.   Attitude Network, Ltd.

     3.   HSX Holdings, Inc.

     4.   Magnitude Network, L.L.C.

     5.   Video City, Inc.

     6.   Movie Gallery, Inc.

     7.   West Coast Entertainment Corp.

     8.   Video Update, Inc.

     9. Nashville Computer Liquidators, Inc., or any entity in which that corporation and Ingram Entertainment, or subsidiaries or affiliates of either of them, are equity owners.

     10.  McGee, Best, Frank & Ingram LLC.

     11.  Ingram / LeBrun Music Inc.

     12.  LeBrun / Ingram Songs Inc.

     13.  Video Financial Services Inc.

     14.  Ingram Design Group L.P.

     15.  Big Time Toys, Inc.

     16. Equity interests in customers of Ingram Entertainment received in settlement of account balances arising from the furnishing of product to those customers in one of the Exempt Businesses.